Exhibit 99.1

Management Presentation March 4-5, 2014 © 2014 DineEquity, Inc. All rights reserved.

Forward-Looking Information Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," "EBITDA," "free cash flow," and "segment EBITDA." "Adjusted EPS" is computed for a given period by deducting from net income (loss) available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any debt modification costs, any one-time litigation settlement charges, any general and administrative restructuring costs, net of savings, any gain or loss related to the disposition of assets, and any income tax impact of deferred taxes due to restructuring/refranchising incurred in such period. This is presented on an aggregate basis and a per share (diluted) basis. The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain/loss on disposition of assets and other charge backs as defined by its credit agreement. "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less principal payments on capital lease and financing obligations, the mandatory 1% of Term Loan principal balance repayment, and capital expenditures. "Segment EBITDA" for a given period is defined as gross segment profit plus depreciation and amortization as well as interest charges related to the segment. Management utilizes EBITDA for debt covenant purposes and free cash flow to determine the amount of cash remaining for general corporate and strategic purposes after the receipts from long-term receivables, and the funding of operating activities, capital expenditures and dividends. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS, EBITDA, free cash flow and segment EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles. Disclaimer 2

3 Julia Stewart Chairman and Chief Executive Officer Tom Emrey Chief Financial Officer Management Introduction

Overview of DineEquity

5 99% franchised business model generates strong free cash flow with reduced volatility Transformed asset-lite franchise business model drives strong, consistent cash flow generation DineEquity has reduced its total debt by more than $1.05 billion since the end of 2007 (1) Applebee’s and IHOP are two iconic brands with #1 positions in their respective categories With more than 3,600 restaurants, DineEquity is one of the largest full-service restaurant companies in the world Expanding our footprint through non-traditional and international development Key Highlights of the DineEquity Story Total debt includes long-term debt, capital lease obligations, financing obligations, current maturities of long-term debt, and current maturities of capital lease and financing obligations. Company guidance as of February 26, 2014 Capital allocation strategy that creates shareholder value and provides for an attractive dividend yield Paid over $57 million in cash dividends in 2013 Repurchased approximately $30 million in DineEquity’s common stock in 2013 Outlook for capital expenditures is approximately $10 million in 2014 (2)

6 Committed and diverse franchisee base As of December 31, 2013, there are 61 Applebee’s franchisees operating an average of approximately 33 units each As of December 31, 2013, there are 348 IHOP franchisees operating an average of approximately 5 units each Innovative new product pipeline aimed at driving positive same-restaurant sales and traffic growth Since the acquisition, 90% of Applebee’s menu has been upgraded or changed; New menu design launched at IHOP in June 2013 Strong management team with longstanding history at DineEquity and in the restaurant industry CEO, Julia Stewart, is a nearly 40-year veteran of the restaurant industry and has spent 15 years in the Applebee’s and IHOP systems Fundamental approach to brand management Continual innovation and evolution to ensure strong brands Focus on menu redesign and simplification, culinary creativity, remodels, and relevance to guests Key Highlights of the DineEquity Story

DineEquity’s Strategy

The DineEquity story is one of strong and stable free cash flow 3 2 Maximize the Business Innovate and Evolve Strong Brands Manage Costs/ Minimal CAPEX 1 Facilitate Franchisee Development 2 3 Generate Strong Free Cash Flow 1 DineEquity is focused on generating free cash flow DineEquity’s Value Creation Strategy 8 Return Significant Free Cash Flow to Shareholders Debt Refinancing Opportunity Can Further Enhance Free Cash Flow

1 Innovate and Evolve – Fundamental Approach to Brand Management Innovate and Evolve Effective Media Enhance the Menu Successful Remodel Program Continually Achieve Operational Excellence Optimize Development 9

1 Operational Excellence Continually improving operational execution at the restaurant level Testing new service and guest interface models Streamlined the menu, making it easier to execute and a better experience for our guests Marketing Emphasis on promoting unique products and value offerings New strategies and promotions to grow sales in each day part, including lunch and Late Night September 2013 launch of ESPN Fan Zone in Applebee’s restaurants nationwide Advertising and Media Ranked #2 on Fast Company’s 2013 annual list of Most Innovative Companies in Food Developing exciting new campaigns, which reflect the broader changes for the brand Menu Menu innovation – since December 2007, 90% of the menu has been upgraded or changed Intense focus on 18-month pipeline of new and tested menu items Frequent new rollouts, including the November 2013 re-launch of our Spirited Cuisine menu Remodel Development New remodel package with 2014 completion goal As of December 31, 2013, approximately 70% of the domestic system has the new look Applebee’s franchisees are expected to open between 40 and 50 new restaurants in 2014, the majority of which are expected to be opened in the U.S.(1) International growth is an opportunity Focus on countries where we currently have a presence 10 Innovate and Evolve Applebee’s – One of the Best Known Casual Dining Brands Source: Company guidance as of February 26, 2014.

1 Bourbon Black & Bleu Burger Roma Pepper Steak Cowboy Burger Napa Chicken & Portobellos See You Tomorrow SM Refreshing Drinks Healthy Halos Every Day Value Bar Meets Grill 11 Innovate and Evolve Applebee’s – Menu Innovation Savory Cedar Salmon Frozen Lemonades

1 12 Innovate and Evolve Applebee’s – Remodel Program

1 Operational Excellence Voice of the Guest scores reached all-time highs in December 2013 Improving operations to drive sustainable and positive same-restaurant sales and traffic Marketing Refining our marketing message and guest testimonial creative strategy Communicating our value proposition effectively Advertising and Media Maximizing media investment through an improved buying process Expanding our reach through the use of digital and social media Creating another valuable touchpoint for our guests Menu Streamlining the menu and improving usability New menu design launched in June 2013; Latest updated menu launched February 2014 Building a pipeline of fresh offerings Accelerating menu innovation to create items that are unique to IHOP Remodel Development Next evolution of the remodel program in progress IHOP franchisees and its area licensee are expected to develop between 40 and 50 new restaurants in 2014, the majority of which are projected to be opened in the U.S. (1) International growth is an opportunity Focus on countries where we currently have a presence 13 Innovate and Evolve IHOP – Iconic Brand within Family Dining Source: Company guidance as of February 26, 2014.

1 NEW menu design launched in June 2013 Unveiled the NEW IHOP.com Griddle Melt Breakfast Sandwiches Simple & Fit: Whole Wheat Waffle with Blueberries Combo All You Can Eat Pancakes New Stuffed French Toast 14 Innovate and Evolve IHOP – Drive Excitement Through Culinary Innovation and Advertising

2 DineEquity Restaurant Count DineEquity is a 99% franchised system Note: As of December 31 2013, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 13 IHOP company-operated restaurants. Source: Company’s Form 10-K filings. IHOP’s franchised restaurant base has grown by approximately 21% since the end of 2007 During that time, 479 Applebee’s company-operated restaurants have been refranchised % Franchised 15 Facilitate Franchise Development 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,333 1,385 1,443 1,493 1,535 1,569 1,607 522 417 412 320 192 35 36 3,320 3,400 3,464 3,514 3,569 3,615 3,631 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% Applebee's - Franchised IHOP - Franchised & Licensed Applebee's & IHOP - Company - Operated

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3 General & Administrative Expenses Source: Company’s Form 10-K filings. Comprised of actual IHOP G&A expenses plus pro forma Applebee’s G&A expenses as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. Leveraging Shared Services model to manage costs Legal Settlement (1) 17 Manage Costs Track Record of Tight G&A Management ($ in millions) $154 $193 $182 $158 $160 $156 $163 $144 $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 2013

Source for capital expenditures, 9.5% Senior Notes, and Senior Secured Credit Facility (Term Loan): Company’s 2013 Form 10-K filing. 18 Manage Costs Minimal Cap Ex – Refinancing Opportunity Capital expenditures of only $7 million in 2013 Refinancing opportunity Current debt structure: $761 million in 9.5% bonds as of December 31, 2013. Roughly $81 million make-whole as of February 28, 2014 declines by approximately $5.5 million per month $467 million in 3.75% Term Loan debt as of December 31, 2013 Actively evaluating our options 3

Refranchised 479 Applebee’s company-restaurants, increasing the Applebee’s system from 74% to 99% franchised Initiated a capital allocation strategy, returning significant cash to shareholders in dividend payments and share repurchases Restored same-restaurant sales momentum at both brands Re-engineered the menu to improve sales trends and franchisee profitability Improved operational execution at both Applebee’s and IHOP Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company’s 10-K and 10-Q filings 19

Reduced G&A by more than 25% from $193 million(1) in 2007 to approximately $144 million in 2013 Implemented a Shared Services model to be more effective and efficient Capitalized on the opportunity to reduce commodity costs through an independent purchasing co-op, which further differentiates our brands and helps to mitigate commodity inflation Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company’s Form 10-K filings (1) Comprised of actual IHOP General & Administrative expenses plus pro-forma Applebee’s General & Administrative expenses as disclosed in the Company’s 2007 Form10-K. 20

Reduced total debt(1) from $2.4 billion at the end of 2008 to $1.4 billion at the end of 2013 Consolidated leverage ratio(2) has declined from 6.8x at the end of 2008 to 4.8x at the end of 2013 Generated approximately $700 million of free cash flow(3) since the beginning of 2008 Reduced capital expenditures by 78% from $32 million in 2008 to $7 million in 2013 Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company Form 10-K and Form 10-Q filings. (1) Total debt includes long-term debt, capital lease obligations, financing obligations, current maturities of long-term debt, and current maturities of capital lease and financing obligations. (2) Consolidated leverage ratio as defined in the Company’s Credit Agreement (3) Free Cash Flow defined as Cash Flows from Operating Activities, less Capital Expenditures, plus Principal Receipts from Notes, Equipment Contracts and Other Long-Term Receivables. 21

Completion of the refranchising program in October 2012 resulted in a less capital intensive business model At 99% franchised, the business model generates strong free cash flow with reduced volatility Returned approximately $87 million of free cash flow to shareholders in 2013 in cash dividends and share repurchases Summary: Strategy and Implementation Produces Results 22 Commitment to Creating and Enhancing Shareholder Value:

Evolve and innovate to drive consistent and sustainable positive same-restaurant sales and traffic Extend the reach of DineEquity’s brands by expanding the international footprint and developing incremental franchised locations Managing the capital structure to position the Company for long-term success – including opportunities to refinance the Company’s debt Summary: Strategy and Implementation Produces Results 23 What Lies Ahead:

Background and Historical Financial Performance

DineEquity Brand Overview

	IHOP	Applebee's
Chain Overview	• Founded in 1958, IHOP is an American icon • Family dining restaurant leader with differentiated brand • As of December 31, 2013, the IHOP system had: – 1,551 U.S. franchised and area licensed locations (96%) – 56 international franchised locations (3%) – 13 U.S. company-operated locations (1%)	• Founded in 1986 • Leader in Grill and Bar category • As of December 31, 2013, the Applebee's system had: – 1,838 U.S. franchised locations (91%) – 150 international franchised locations (8%) – 23 U.S. company-operated locations (1%)
Key Financials	• 2013 System-wide sales: $2.8 billion • 2013 Franchise revenue: $240 million	• 2013 System-wide sales: $4.5 billion [1] • 2013 Franchise revenue: $199 million
Markets	• As of December 31, 2013, located in all 50 U.S. states and in Canada, Mexico, Puerto Rico, the Dominican Republic, the Middle East, Guatemala, the Philippines, and St. Croix, Virgin Islands	• As of December 31, 2013, located in 49 states throughout the U.S.,15 foreign countries and Puerto Rico
Market Share	• #1 among Family Dining Restaurants in the U.S. [2]	• #1 among Casual Dining Restaurants in the U.S. [2]
Highlights	• Same-restaurant sales in-line or better than industry trends • Pipeline of signed commitments and options from franchisees for approximately 263 domestic and international restaurants (as of December 31, 2013) • Improving the menu through culinary innovation, simplification and enhanced appeal	• Same-restaurant sales in-line or better than industry trends • Pipeline of development agreements from for approximately 121 domestic and international restaurants for 2014 and 2015 (as of December 31, 2013) • Innovating the brand through operational improvements, menu enhancements, remodels and advertising

Source: Company's 2013 Form 10-K filing.
(1) Represents domestic system-wide sales.
(2) Source: Nation's Restaurant News, "Top 100," June 24, 2013 (Applebee's rank based on U.S. system-wide sales in the "casual" dining category; IHOP rank based on U.S. system-wide sales in the "family" dining category).

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26 Source: Company’s 2013 Form 10-K filing. Applebee’s and IHOP are powerful brands with leading positions in the Casual Dining space Dominant Presence Across All 50 States 6 6 150 29 76 21 49 36 20 1 4 1 57 17 7 8 31 21 3 5 8 32 188 229 40 24 19 31 20 7 2 5 5 9 11 23 53 12 14 27 15 28 22 30 60 7 3 38 7 35 2 0 2 108 40 68 30 58 42 28 12 3 113 77 17 37 93 86 5 8 12 42 101 117 27 14 16 25 18 21 12 6 19 27 21 66 47 58 44 58 11 23 34 18 73 7 8 57 12 26 0 14 1,564 domestic IHOP locations as of December 31, 2013 1,861 domestic Applebee’s locations of December 31, 2013

% Franchised Number of Restaurants System-Wide Sales Franchise Revenue EBITDA Source: Company’s Form 10-K filings and press releases. (1) 2007 Franchise Revenue is shown pro forma to reflect full year results for both Applebee’s and IHOP. 27 Consistently Strong Financial Performance ($ in millions) ($ in millions) ($ in millions) (1) 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,333 1,385 1,443 1,493 1,535 1,569 1,607 522 417 412 320 192 35 36 3,320 3,400 3,464 3,514 3,569 3,615 3,631 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% Applebee's - Franchised IHOP - Franchised & Licensed Applebee's & IHOP - Company - Operated $335 $353 $373 $377 $399 $421 $439 $0 $100 $200 $300 $400 $500 2007 2008 2009 2010 2011 2012 2013 $347 $373 $352 $320 $300 $277 21.5% 26.3% 26.4% 29.8% 35.3% 43.3% 0% 20% 40% 60% 80% 100% $0 $100 $200 $300 $400 $500 2008 2009 2010 2011 2012 2013 EBITDA EBITDA Margin $3,402 $3,523 $3,519 $3,916 $4,235 $4,475 $2,396 $2,531 $2,585 $2,634 $2,672 $2,803 $1,103 $890 $816 $531 $291 $63 $6,901 $6,944 $6,920 $7,081 $7,198 $7,342 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2008 2009 2010 2011 2012 2013 Applebee's - Franchised IHOP - Franchised & Licensed Applebee's & IHOP - Company Operated